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                                                                    Exhibit 10.3

                                SECOND AMENDMENT

          SECOND AMENDMENT (this "AMENDMENT"), dated as of May 24, 2004, among BCP CRYSTAL HOLDINGS LTD. 2, a company incorporated with limited liability under the laws of the Cayman Islands ("HOLDINGS"), BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A., a corporation partnership limited by shares (societe en commandite par actions) organized under the laws of Luxembourg ("PARENT"), CELANESE AMERICAS CORPORATION, a Delaware corporation ("CAC"), the lenders party to the Credit Agreement referred to below from time to time (the "LENDERS"), MORGAN STANLEY SENIOR FUNDING, INC. ("MORGAN STANLEY"), as global coordinator (the "GLOBAL COORDINATOR"), DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Lenders, and DEUTSCHE BANK SECURITIES INC. and MORGAN STANLEY SENIOR FUNDING, INC., as joint lead arrangers (in such capacity, the "JOINT LEAD ARRANGERS"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

          WHEREAS, Holdings, Parent, CAC, certain subsidiaries of Parent from time to time party thereto as a borrower under the Revolving Facility provided for therein (in such capacity, the "SUBSIDIARY REVOLVING Borrowers"), the Lenders, the Global Coordinator, the Agents and the Joint Lead Arrangers are parties to a Credit Agreement, dated as of April 6, 2004 (as amended, modified or supplemented to the date hereof, the "CREDIT AGREEMENT"); and

          WHEREAS, subject to and on the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement, as provided below;

          NOW, THEREFORE, it is agreed:

          1. Notwithstanding any provision of the Credit Agreement to the contrary, (i) requests for Letters of Credit may be given by any Loan Party (on its own behalf or on behalf of any other Loan Party, in each case to the extent such Person is entitled to have the requested Letter of Credit opened for its account), (ii) a Letter of Credit, although opened for the account of a Loan Party entitled to have such Letter of Credit opened for its own account, may be stated to be issued on behalf of another Subsidiary, (iii) Letters of Credit (including Existing Letters of Credit) shall include bank guarantees and (iv) Letters of Credit denominated in Canadian dollars may be issued thereunder up to an aggregate stated amount not in excess of 35 million Canadian dollars, which all computations of outstandings to be made by including the Dollar equivalent of the stated amount of such Canadian dollar denominated Letters of Credit by reference to an Exchange Rate set on each Reset Date.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

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          3.   This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Term Borrower and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") when each of Holdings, the Term Borrower, CAC and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Denise A. Diallo (facsimile number 212-354-8113).

          6. From and after the Amendment Effective Date, all references to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                         BCP CRYSTAL HOLDINGS LTD. 2

                         By: /s/ Anjan Mukherjee
                         -------------------------------
                         Name: Anjan Mukherjee
                         Title: Director


                         BCP CAYLUX HOLDINGS LUXEMBOURG
                         S.C.A.

                         By its Manager, BCP CAYLUX HOLDINGS
                         LTD. 1

                         By: /s/ Anjan Mukherjee
                         --------------------------------------
                         Name: Anjan Mukherjee
                         Title: Director


                         CELANESE AMERICAS CORPORATION

                         By: /s/ Michael E. Grom
                         ---------------------------------------
                         Name: Michael E. Grom
                         Title: Vice President - Finance,
                         Principal Financial Officer & Treasury

                         By: /s/ Julie K. Chapin
                         ---------------------------------------
                         Name: Julie K. Chapin
                         Title: Vice President - Law, Principal
                         Executive Officer & Secretary


                         DEUTSCHE BANK AG, NEW YORK BRANCH,
                         as Administrative Agent and as Lender

                         By: /s/ Carin M. Keegan
                         -------------------------------------
                         Name: Carin M. Keegan
                         Title: Vice President

                         By: /s/ Scottye Lindsey
                         -------------------------------------
                         Name: Scottye Lindsey
                         Title: Director

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                         MORGAN STANLEY SENIOR FUNDING, INC.,
                         as Global Coordinator and as Lender

                         By: /s/ Eugene F. Martin
                         -------------------------------------
                         Name: Eugene F. Martin
                         Title: Vice President


                         DEUTSCHE BANK AG, CAYMAN ISLANDS
                         BRANCH, solely as Deposit Bank

                         By: /s/ Carin M. Keegan
                         -----------------------------------
                         Name: Carin M. Keegan
                         Title: Vice President

                         By: /s/ Scottye Lindsey
                         -----------------------------------
                         Name: Scottye Lindsey
                         Title: Director


                         DEUTSCHE BANK AG, NEW YORK BRANCH,
                         as Administrative Agent and as Lender

                         By: /s/ Carin M. Keegan
                         -----------------------------------
                         Name: Carin M. Keegan
                         Title: Vice President

                         By: /s/ Scottye Lindsey
                         -----------------------------------
                         Name: Scottye Lindsey
                         Title: Director


                         MORGAN STANLEY SENIOR FUNDING, INC.,
                         as Global Coordinator and as Lender

                         By: /s/ Eugene F. Martin
                         -----------------------------------
                         Name: Eugene F. Martin
                         Title: Vice President

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                         DEUTSCHE BANK AG, CAYMAN ISLANDS
                         BRANCH, solely as Deposit Bank

                         By: /s/ Carin M. Keegan
                         -----------------------------------
                         Name: Carin M. Keegan
                         Title: Vice President

                         By: /s/ Scottye Lindsey
                         -----------------------------------
                         Name: Scottye Lindsey
                         Title: Director